Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Amgen Inc 144a


Date Purchased:			11/15/04


Price Per Share:		$99.80


Shares Purchased
by the Portfolio *:		290


Total Principal Purchased
by the Portfolio *:		$289,428.70


% of Offering Purchased
by the Portfolio:		0.29000%


Broker:				Morgan Stanley


Member:				Co-Manager



Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			General Motors Acceptance Corp.


Date Purchased:			11/17/04


Price Per Share:		$99.43


Shares Purchased
by the Portfolio *:		190


Total Principal Purchased
by the Portfolio *:		$188,918.90


% of Offering Purchased
by the Portfolio:		0.01090%


Broker:				Morgan Stanley


Member:				Co-Manager



Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Wellpoint Inc. 144A


Date Purchased:			12/6/04


Price Per Share:		$99.79


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$99,794.00


% of Offering Purchased
by the Portfolio:		0.0333%


Broker:				Banc of America


Member:				Co-Manager




Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Fifth Third Bank


Date Purchased:			1/24/2005


Price Per Share:		$99.97


Shares Purchased
by the Portfolio *:		1,000


Total Principal Purchased
by the Portfolio *:		$999,680.00


% of Offering Purchased
by the Portfolio:		0.2000%


Broker:				Goldman Sachs


Member:				Co-Manager


Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			European Investment Bank


Date Purchased:			2/24/2005


Price Per Share:		$99.89


Shares Purchased
by the Portfolio *:		740


Total Principal Purchased
by the Portfolio *:		$739,171.20

% of Offering Purchased
by the Portfolio:		0.02000%


Broker:			RBC Capital Market


Member:				Co-Lead Manager